CUSIP No. 415033104	Exhibit 3.2

Share Purchase Agreement, dated January 13, 2016, between iBio, Inc. and Eastern Capital Limited, for the purchase of 6,500,000 shares of common stock (Incorporated herein by reference to Exhibit 10.2 to the Issuer’s Form 8-K filed with the U.S. Securities and Exchange Commission on January 15, 2016).